UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2012

MEI Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 101, San Diego, California 92130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 792-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 4, 2012, MEI Pharma, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) by and among the Company and Vivo Ventures Fund VII, L.P. and Vivo Ventures VII Affiliates Fund, L.P. (collectively, “Vivo”), New Leaf Ventures II, L.P. (“New Leaf”) and certain other accredited investors identified in Exhibit A thereto (collectively with Vivo and New Leaf, the “Purchasers”), pursuant to which the Company agreed, subject to stockholder approval, to issue an aggregate of 55,000,000 units (“Units”) to the Purchasers for an aggregate purchase price of $27,500,000 in a private placement (the “Transaction”) in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Each Unit consists of one share of common stock, par value $0.00000002 per share (“Common Stock”), of the Company and warrants to acquire 0.70 shares of Common Stock at an exercise price of $0.52 per share (“Warrants”). The Units will consist of an aggregate of 55,000,000 shares of Common Stock (the “Shares”) and Warrants exercisable for an aggregate of 38,500,000 shares of Common Stock (the “Warrant Shares”). The Form of Warrant is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

The Company intends to use the proceeds of the Transaction to fund a Phase II clinical study of Pracinostat in Myelodysplastic Syndrome and for general corporate purposes and working capital.

The Board of Directors of the Company approved the Purchase Agreement and transactions contemplated thereby on November 4, 2012, and the Company’s majority stockholder, Novogen Limited (“Novogen”), provided its written consent with respect thereto on November 5, 2012. Novogen’s approval by written consent, as majority stockholder, will not be effective until 20 days after the Company mails an information statement to its other stockholders in accordance with Schedule 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company will prepare an information statement to be filed with the Securities and Exchange Commission (the “SEC”) that will provide additional important information concerning the Transaction and mail it to stockholders when completed. The Company’s stockholders will be able to obtain, without charge, a copy of the information statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the information statement and other relevant documents (when available) by directing a request by mail or telephone to MEI Pharma, Inc., 11975 El Camino Real, Suite 101, San Diego, California 92130, Attn: Investor Relations, telephone: (858) 792-6300, or from the Company’s website, www.meipharma.com.

The Purchase Agreement provides that, if the Company proposes to offer equity or equity equivalent securities to any person prior to December 31, 2013 (a “Subsequent Financing”), each Purchaser then holding at least 3,000,000 shares of Common Stock (or 300,000 shares, after giving effect to the 1-for-10 reverse stock split that the Company intends to effect prior to the Closing) will have the right to purchase (the “Right of First Refusal”) its pro rata portion of such equity securities, based on its equity ownership of the Company; provided, however, that the amount of equity securities which any Purchaser will have the right to purchase shall be such amount as may be available after the Company has fulfilled its obligation under the Amended and Restated Securities Purchase Agreement, dated as of May 16, 2011, by and among the Company and the investors listed on the Schedule of Buyers attached thereto (the “2011 PIPE Investors”), to permit such investors to purchase up to 35% of certain offerings of equity securities (such obligation, the “2011 PIPE Participation Right”). If the Subsequent Financing is a public offering in which the Purchasers are unable to participate as a matter of law, then the Company will make a concurrent private offering of securities to the Purchasers on the same terms and conditions as the securities that the Purchasers would otherwise have been entitled to purchase in the Subsequent Financing and shall provide registration rights substantially identical to those provided in the Registration Rights Agreement (as defined below). The Right of First Refusal shall not apply to (i) shares of Common Stock issued upon exercise of any warrants or conversion of the Company’s outstanding Series A Convertible Preferred Stock, (ii) the shares of Common Stock that may become issuable to S*Bio Pte Ltd. upon the achievement of certain clinical and regulatory achievements by the Company pursuant to the terms of the Asset Purchase Agreement, dated as of August 7, 2012, between the Company and S*Bio Pte Ltd., (iii) shares of Common Stock issued pursuant to equity awards under the Company’s equity incentive plans approved by the Board of Directors, (iv) securities issued in connection with certain commercial transactions approved by the Board of Directors, (v) securities issued pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors or (vi) securities issued in connection with any stock split, stock dividend or recapitalization of the Company.

The Purchase Agreement prohibits the Company from directly or indirectly soliciting or providing any information to or entering into any agreement with any corporation, other entity, or person other than one or more of the Purchasers, or any of their respective affiliates, concerning any acquisition of any of the securities of, or all or substantially all of assets of, the Company or any merger of the Company or any subsidiary of the Company or any sale of any material assets or any sale of any shares of the Company or any of its affiliates, other than pursuant to outstanding compensatory stock options, warrants, convertible preferred stock or other contractual commitments, including the 2011 PIPE Participation Right, previously made and approved by the Company’s Board of Directors for a period from November 4, 2012 until the earlier of the Closing (as defined below) or the termination of the Purchase Agreement (the “No-Shop Period”). If, during the No-Shop Period, the Company, any of its subsidiaries, or any officer, director, employee, representative or other agent of the Company or any of its subsidiaries, receives any inquiry or offer with respect to such a transaction, then the Company is required to advise the Purchasers of such inquiry or offer (including all terms thereof) and provide to the Purchasers copies of all written documents memorializing or relating to such inquiry or offer. The restrictions applicable during the No-Shop Period shall not apply to offers and sales of the Units to third parties as a result of the failure of one or more Purchasers to fulfill their obligations under the Purchase Agreement to purchase the Units.

The Company has agreed, pursuant to the terms of the Purchase Agreement, to use its best efforts to hold a meeting of stockholders, within three (3) months of the Closing, to consider, and the Company shall recommend the approval of, an Amended and Restated Certificate of Incorporation that, among other things, eliminates the Company’s classified Board of Directors, resulting in the annual election of directors, and alters certain existing provisions relating to corporate opportunities presented to stockholders of the Company. Upon the approval of such Amended and Restated Certificate of Incorporation, the Company will amend and restate the Amended and Restated By-laws of the Company to, among other things, modify the provisions relating to indemnification of directors and officers.

The Purchase Agreement also contains certain covenants in addition to the Right of First Refusal and No-Shop described above, including an obligation of the Company to pay up to $100,000 of transaction expenses incurred by Vivo and New Leaf and other customary covenants.

The purchase and sale of the Units under the Purchase Agreement (the “Closing”) is subject to certain conditions, including the entry by the Company into a separate governance agreement with each of Vivo and New Leaf, the form of which is attached hereto as Exhibit 10.2 (the “Governance Agreements”), and the entry by the Company and the Purchasers into a registration rights agreement, the form of which is attached hereto as Exhibit 10.3 (the “Registration Rights Agreement”), the effectiveness of the stockholder approval of the Transaction, the waiver by the 2011 PIPE Investors of their rights under the 2011 PIPE Participation Right with respect to the Transaction, the continued listing of the Common Stock on the NASDAQ Capital Market, the delivery of certain certificates and opinions and other customary conditions.

The Purchase Agreement may be terminated by the mutual written consent of the Company and each Purchaser, and by either the Company or any Purchaser (with respect to such Purchaser) if the Closing has not occurred by 5:00 p.m. New York City time on March 15, 2013 (other than by any party whose failure to comply with its obligations under the Purchase Agreement caused or resulted in the failure of such Closing to occur by such time). The Purchase Agreement may also be terminated by (1) the Purchasers, by action of the Required Holders (as defined below), or (2) the Company, in either case in the event of a default or material breach by the Company or the Required Holders, as applicable, of its or their representations and warranties, covenants or agreements set forth in the Purchase Agreement that is either incapable of being cured or, if capable of being cured, has not been cured, within 15 days following receipt by such party or parties of written notice of such default or material breach; provided, however, that such termination rights are subject to the requirement that the party desiring to terminate the Purchase Agreement is not in default or material breach of any representation, warranty, covenant or agreement. “Required Holders” means (1) prior to the Closing, the Purchasers entitled to purchase at least sixty percent (60%) of the Shares, and (2) after the Closing, the holders of at least sixty percent (60%) of the Registrable Securities (as defined below).

A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

This description does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Units, Shares, Warrants and Warrant Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act or applicable state securities laws.

Governance Agreements

Pursuant to the terms of the Purchase Agreement, concurrently with the Closing, the Company has agreed to enter into a separate Governance Agreement with each of Vivo and New Leaf. Under each Governance Agreement, the Company will agree, effective at the Closing, to increase the size of the Board of Directors from six members to seven members, consisting of the Chief Executive Officer of the Company, five continuing directors who each qualify as independent directors under Nasdaq listing rules and one member proposed by either Vivo or New Leaf for nomination by the Nominating Committee for election by the Board of Directors. In addition, the Company will agree that, from and after the Closing, for so long as Vivo or New Leaf, as applicable, beneficially owns at least 10% of the shares of Common Stock outstanding, such Purchaser will be entitled to propose a candidate for election to the Board of Directors for consideration by the Nominating Committee in connection with each annual meeting of the Company’s stockholders following the effectiveness of an Amended and Restated Certificate of Incorporation eliminating the Company’s classified Board of Directors and at such other times as such Purchaser may propose. The Company will use its best efforts to cause the Nominating Committee to nominate such candidates for election to the Board of Directors. Subject to compliance with applicable laws, rules and regulations, the Company will also agree to use its best efforts to cause the Board of Directors to elect one of the directors proposed by either Vivo or New Leaf to be Chairman of the Board and to cause the Board to appoint at least one of such directors to serve on each standing and special committee of the Board of Directors.

Each Governance Agreement will terminate with respect to the Company and the applicable Purchaser at the earliest of (i) such time as such Purchaser and its affiliates beneficially owns all of the shares of Common Stock then outstanding, (ii) such time as such Purchaser and its affiliates beneficially own less than 10% of the shares of Common Stock then outstanding, or (iii) the effectiveness of certain change of control transactions resulting in continuing stockholders of the Company holding less than 50% of the outstanding voting securities of the Company, its successor entity or a parent or subsidiary of its successor entity.

A copy of the Form of Governance Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Governance Agreements is qualified in its entirety by reference to the full text of the Form of Governance Agreement.

Registration Rights Agreement

Pursuant to the terms of the Purchase Agreement, the Company and the Purchasers have agreed to enter into the Registration Rights Agreement (the “Registration Rights Agreement”) concurrently with the Closing. Within 30 calendar days after the Closing, the Company will be required to file with the SEC a registration statement (the “Initial Registration Statement”) covering the resale by the Purchasers or their permitted transferees on a continuous basis pursuant to Rule 415 under the Securities Act (“Rule 415”) of the Shares, Warrant Shares and any capital stock issued or issuable with respect to the Shares or Warrant Shares as a result of a stock split, stock dividend, recapitalization, exchange or similar event or otherwise, but excluding any such shares sold by a person (x) in a transaction in which its registration rights are not assigned, (y) pursuant to a registration statement under the Securities Act, or (z) in a transaction in which such shares are sold pursuant to Rule 144 (or any similar provision then in force) promulgated under the Securities Act (such securities, the “Registrable Securities”). If the SEC takes the position that the sale of all or some of the Registrable Securities is not eligible to be made on a delayed or continuous basis under Rule 415, then the Company will be required, in consultation with the holders of Registrable Securities, to attempt to persuade the SEC to permit such sale under Rule 415 and, if unsuccessful in persuading the SEC to permit the sale of any of the Registrable Securities under Rule 415, to amend the Initial Registration Statement to remove any Registrable Securities not permitted to be sold thereunder (“Cut Back Shares”) and to file an additional registration statement (“Additional Registration Statement” and, together with the Initial Registration Statement, the “Registration Statements”) covering the Cut Back Shares on the terms set forth in the Registration Rights Agreement. To the extent the staff of the SEC does not permit all of the unregistered Cut Back Shares to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Cut Back Shares until all the Registrable Securities have been registered with the SEC. The Company will agree to use commercially reasonable efforts to cause the Registration Statements to become effective within 60 days after the filing thereof, or, if any Registration Statement is reviewed by the SEC and the SEC provides written comments, within 90 days after the filing thereof. The Company will also agree to use commercially reasonable efforts to maintain the effectiveness of the Registration Statements for a period ending on the fifth anniversary of the Closing.

If the Company fails to file the Initial Registration Statement within 30 days after the Closing or the SEC fails to declare any of the Registration Statements effective by the applicable 60 or 90-day deadline, then the Company shall pay liquidated damages of 1% of the sum of (1) the purchase price of the Shares purchased by each holder of Registrable Securities, and (2) the exercise price paid for any Warrant Shares held by such holder for each 30-day period following any such failure (or pro rata for any portion thereof), in each case subject to an aggregate liquidated damages amount of 8%. In addition, if the Company fails to maintain the effectiveness of the applicable Registration Statement after it has been declared effective or the Common Stock is not listed or included for quotation on the NASDAQ Capital

Market, in each case for 10 consecutive days or 30 days in a twelve-month period, the Company shall pay liquidated damages of 1% of the purchase price of the Shares purchased by such Holder for each 30-day period (or pro rata for any portion thereof) following any such failure, subject to an aggregate liquidated damages amount of 8%.

A copy of the Form of Registration Rights Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Form of Registration Rights Agreement.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth under the heading “Purchase Agreement” in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 5, 2012, Novogen, the majority stockholder of the Company, approved the Purchase Agreement. Novogen’s approval by written consent, as majority stockholder, will not be effective until 20 days after the Company mails an information statement to its stockholders in accordance with Schedule 14C under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d)

4.1	Form of Warrant

10.1	Securities Purchase Agreement, dated as of November 4, 2012, by and among MEI Pharma, Inc., Vivo Ventures Fund VII, L.P., Vivo Ventures VII Affiliates Fund, L.P., New Leaf Ventures II, L.P., and and certain other accredited investors identified in Exhibit A thereto.

10.2	Form of Governance Agreement

10.3	Form of Registration Rights Agreement

99.1	Press Release dated November 5, 2012

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

By:	/s/ Daniel P. Gold
Daniel P. Gold
Chief Executive Officer

Dated: November 5, 2012

EXHIBIT INDEX

4.1	Form of Warrant

10.1	Securities Purchase Agreement, dated as of November 4, 2012, by and among MEI Pharma, Inc., Vivo Ventures Fund VII, L.P., Vivo Ventures VII Affiliates Fund, L.P., New Leaf Ventures II, L.P., and and certain other accredited investors identified in Exhibit A thereto.

10.2	Form of Governance Agreement

10.3	Form of Registration Rights Agreement

99.1	Press Release dated November 5, 2012